Exhibit 25


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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |__|
                           ---------------------------

                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                           13-5160382
(State of incorporation                            (I.R.S. employer
if not a U.S. national bank)                       identification no.)

One Wall Street, New York, N.Y.                    10286
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                                   KROLL INC.
               (Exact name of obligor as specified in its charter)

Delaware                                           31-1470817
(State or other jurisdiction of                    (I.R.S. employer
incorporation or organization)                     identification no.)

900 Third Avenue
New York, New York                                 10022
(Address of principal executive offices)           (Zip code)

                           ---------------------------

                  1.75% Convertible Subordinated Notes due 2014
                       (Title of the indenture securities)

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

1.    General information. Furnish the following information as to the Trustee:

      (a) Name and address of each examining or supervising authority to which it is subject.

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               Name                                    Address
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      Superintendent of Banks of the        2 Rector Street, New York,
      State of New York                     N.Y. 10006, and Albany, N.Y. 12203

      Federal Reserve Bank of New York      33 Liberty Plaza, New York,
                                            N.Y. 10045

      Federal Deposit Insurance             Washington, D.C. 20429
      Corporation

      New York Clearing House Association   New York, New York 10005

     (b) Whether it is authorized to exercise corporate trust powers.

      Yes.

2.    Affiliations with Obligor.

      If the obligor is an affiliate of the trustee, describe each such affiliation.

      None.

16.   List of Exhibits.

      Exhibits identified in parentheses below, on file with the Commission, are incorporated herein by reference as an exhibit hereto, pursuant to Rule 7a-29 under the Trust Indenture Act of 1939 (the "Act") and 17 C.F.R. 229.10(d).

      1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

      4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

      6. The consent of the Trustee required by Section 321(b) of the Act. (Exhibit 6 to Form T-1 filed with Registration Statement No. 33-44051.)

      7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE


      Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 17th day of March, 2004.


                                    THE BANK OF NEW YORK


                                    By: /S/ MARY LAGUMINA
                                       -----------------------------
                                        Name:  MARY LAGUMINA
                                        Title: VICE PRESIDENT

                                                                       EXHIBIT 7
                                                                       ---------


--------------------------------------------------------------------------------
                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286

                    And Foreign and Domestic Subsidiaries, a member of the Federal Reserve System, at the close of business December 31, 2003, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.

                                                                  Dollar Amounts
ASSETS                                                             In Thousands
Cash and balances due from depository
  institutions:
  Noninterest-bearing balances and currency
    and coin.................................                       $3,752,987
  Interest-bearing balances..................                        7,153,561
Securities:
  Held-to-maturity securities................                          260,388
  Available-for-sale securities..............                       21,587,862
Federal funds sold and securities purchased
  under agreements to resell.................
   Federal funds sold in domestic offices....                          165,000
   Securities purchased under agreements to
   resell.............................................               2,804,315
Loans and lease financing receivables:
  Loans and leases held for sale................                       557,358
  Loans and leases, net of unearned
    income.............................................             36,255,119
  LESS: Allowance for loan and
    lease losses...................................                    664,233
  Loans and leases, net of unearned
    income and allowance.....................                       35,590,886
Trading Assets...............................                        4,892,480
Premises and fixed assets (including
  capitalized leases)........................                          926,789
Other real estate owned......................                              409
Investments in unconsolidated subsidiaries
  and associated companies...................                          277,788
Customers' liability to this bank on
  acceptances outstanding....................                          144,025
Intangible assets............................
   Goodwill..................................                        2,635,322
   Other intangible assets...................                          781,009

Other assets.................................                        7,727,722
                                                                   -----------
Total assets.................................                      $89,257,901
                                                                   ===========
LIABILITIES
Deposits:
  In domestic offices........................                      $33,763,250
  Noninterest-bearing........................                       14,511,050
  Interest-bearing...........................                       19,252,200
  In foreign offices, Edge and Agreement
    subsidiaries, and IBFs...................                       22,980,400
  Noninterest-bearing........................                          341,376
  Interest-bearing...........................                       22,639,024
Federal funds purchased and securities sold
    under agreements to repurchase...........
   Federal funds purchased in domestic
    offices..................................                          545,681
   Securities sold under agreements to
     repurchase..............................                          695,658
Trading liabilities..........................                        2,338,897
Other borrowed money:
  (includes mortgage indebtedness and
  obligations under capitalized leases).......                      11,078,363
Bank's liability on acceptances executed and
  outstanding................................                          145,615
Subordinated notes and debentures............                        2,408,665
Other liabilities............................                        6,441,088
                                                                   -----------
Total liabilities............................                      $80,397,617
                                                                   ===========
Minority interest in consolidated
  subsidiaries...............................                          640,126

EQUITY CAPITAL
Perpetual preferred stock and related
  surplus....................................                                0
Common stock.................................                        1,135,284
Surplus......................................                        2,077,255
Retained earnings............................                        4,955,319
Accumulated other comprehensive income.......                           52,300
Other equity capital components..............                                0
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Total equity capital.........................                        8,220,158
                                                                   -----------
Total liabilities minority interest and
  equity capital.............................                      $89,257,901
                                                                   ===========

        I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.


                                                         Thomas J. Mastro,
                                     Senior Vice President and Comptroller

        We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declare that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.


Thomas A. Renyi
Gerald L. Hassell                                    Directors
Alan R. Griffith